UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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TESSERA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TESSERA TECHNOLOGIES, INC.

3099 Orchard Drive

San Jose, CA 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 20, 2004

The Annual Meeting of Stockholders of Tessera Technologies, Inc. (the “Company”) will be held on Thursday, May 20, 2004 at 2:30 p.m. Pacific Daylight Time, at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, CA 95054, for the following purposes:

1.	To elect eight members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004;

3.	To approve the Company’s Second Amended and Restated 2003 Equity Incentive Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 1,000,000 shares; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 7, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, or at any adjournments of the Annual Meeting of Stockholders.

In order to ensure your representation at the Annual Meeting of Stockholders, you are requested to submit your proxy by the Internet, by telephone or by signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the Annual Meeting of Stockholders and file with the Corporate Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.

By Order of the Board of Directors

TESSERA TECHNOLOGIES, INC.

MICHAEL A. FORMAN

Corporate Secretary

San Jose, California

April 15, 2004

TESSERA TECHNOLOGIES, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 20, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies in the form enclosed for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Tessera Technologies, Inc. (the “Company”), a Delaware corporation, to be held at 2:30 p.m. Pacific Daylight Time on Thursday, May 20, 2004 and at any adjournments or postponements thereof for following purposes:

•	To elect eight members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004;

•	To approve the Company’s Second Amended and Restated 2003 Equity Incentive Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 1,000,000 shares; and

•	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, CA 95054. This proxy statement and accompanying form of proxy will be mailed to stockholders on or about April 16, 2004.

Solicitation

This solicitation is made on behalf of the our Board of Directors. We will bear the costs of preparing and mailing this proxy statement and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

Voting Rights and Outstanding Shares

Only holders of record of our common stock as of the close of business on April 7, 2004 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on April 7, 2004, there were 39,214,929 shares of common stock issued and outstanding.

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the outstanding shares of our common stock present in person or represented by proxy will constitute a quorum. We will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting.

Directors will be elected by a plurality of votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. All other proposals require the affirmative vote of a majority of votes present in person or by proxy at the Annual Meeting. Abstentions therefore have the same effect as negative votes on such proposals, and broker non-votes are not counted for any purpose in determining whether such proposals have been approved.

We request that you vote your shares by the Internet, by telephone, or by marking the accompanying proxy card to indicate your votes, signing and dating it, and returning it to the Company in the enclosed envelope. If your completed proxy card is received prior to or at the meeting, your shares will be voted in accordance with your voting instructions. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR (1) the election of the Company’s nominees as directors; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2004; (3) the approval of the Company’s Second Amended and Restated 2003 Equity Incentive Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 1,000,000 shares; and (4) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

Voting Electronically Over the Internet or By Telephone

Shareholders whose shares are registered in their own names may vote by mail or electronically over the Internet or by telephone. Instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting facilities will close at 5:30 p.m. Central Daylight Time on Wednesday, May 19, 2004. If your shares are held in street name, the voting instruction form should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing with the Corporate Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have voted over the Internet or by telephone or executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Corporate Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to Michael A. Forman, VP, Finance and Administration and Corporate Secretary, Tessera Technologies, Inc., at the address of our principal executive offices at 3099 Orchard Drive, San Jose, California 95134. Our telephone number is (408) 894-0700. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

Stockholder Proposals to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board of Directors proposals to be presented at the 2005 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth above no later than December 16, 2005 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting.

Our Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Corporate Secretary at our principal executive offices at the address set forth above no earlier than February 19, 2005 and no later than March 21, 2005. Our Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors is currently comprised of eight members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. Our Restated Bylaws require that there be eight members of the Board of Directors. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the eight nominees designated below to serve until the 2005 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Ms. Cloherty and Messrs. Ekholm, Goodrich, Guzy, Joseph, McWilliams and Young are current directors. Director Philip S. Dauber will retire and not stand for re-election at the Annual Meeting. Henry R. Nothhaft is nominated to the Board of Directors at the Annual Meeting. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors. The Board of Directors has nominated the eight individuals below for election as directors.

The following table sets forth certain information concerning the nominees for directors of the Company as of April 15, 2004.

Name	Age	Director Since	Position with the Company
Patricia M. Cloherty	61	1996	Director
Borje Ekholm	41	1999	Director
John B. Goodrich	62	2001	Director
D. James Guzy	68	2000	Director
Al S. Joseph	71	2001	Director
Bruce M. McWilliams	47	1999	President, Chief Executive Officer and Director
Henry R. Nothhaft	60	—	Nominee for Director
Robert A. Young	61	1991	Director

Patricia M. Cloherty served as a member of our Board of Directors from 1992 to 1994 and rejoined the board in August 1996. Ms. Cloherty is Chairman and Chief Executive Officer of the U.S. Russia Investment Fund, an investment fund of the U.S. Government, having been appointed to the board by President Clinton in 1995, and becoming CEO in 2003. She is former Co-Chairman, President and General Partner of Apax Partners, Inc. (formerly Patricof & Co. Ventures, Inc.), an international private venture capital company that she joined in 1970. Ms. Cloherty has served since 1998 on the board of Lexicon Genetics, Inc. She received a B.A. from San Francisco College for Women and an M.I.A. and an M.A. from Columbia University.

Borje Ekholm has served as a member of our Board of Directors since May 1999. Since January 1998 he has been Head of New Investments at Investor AB, a Swedish industrial holding company, and President at Investor Growth Capital Inc., an advisor on private equity investments for Investor AB. From January 1995 to December 1997, he was President of Novare Kapital AB, a subsidiary of Investor AB. He currently serves on the boards of directors of WM-data AB (publ), AB Chalmersinvest and b-business partners b.v. He received an M.S. in electrical engineering from Kungliga Tekniska Hogskolan, Sweden and an M.B.A. from INSEAD, Fontainebleau, France. He is also a member of Investor AB’s Management Group.

John B. Goodrich has served as a member of our Board of Directors since August 2001. Mr. Goodrich is a former member of the law firm of Wilson Sonsini Goodrich & Rosati where he practiced corporate law for 30 years until retiring in January 2002. Wilson Sonsini Goodrich & Rosati formerly served as our outside counsel. Mr. Goodrich presently serves on the board of Trimble Navigation Limited, and on the boards of several private companies. Mr. Goodrich received a B.A. from Stanford University, a J.D. from the University of Southern California and an L.L.M. in taxation from New York University.

D. James Guzy has served as a member of our Board of Directors since June 2000. Since 1969, he has served as President of the Arbor Company, a limited partnership involved in the electronics and computer industry. Mr. Guzy is a director of PLX Technology, Inc., Intel Corporation, Cirrus Logic, Inc., Micro Component Technology, Inc., Novellus Systems Inc., Davis Selected Group of Mutual Funds and Alliance Capital Management Technology Fund. Mr. Guzy received a B.S. from the University of Minnesota and an M.S. from Stanford University.

Al S. Joseph, Ph.D. has served as a member of our Board of Directors since August 2001. He is an industry consultant and has been Chairman of the Board of Isothermal Systems Research, Inc. since 1998. Dr. Joseph founded Vitesse Semiconductor Corporation, Enhanced Energy Systems, Unitive Electronics, Inc., and Quad Design Ltd. He has worked in the semiconductor industry for more than 40 years, 15 of which he spent focused specifically in the semiconductor packaging industry. Dr. Joseph published 32 papers, was a fellow of the American Institute of Physics, was also a winner of the Chairman Award and National CIT Award and has served on several government committees. Dr. Joseph holds a Ph.D. in physics from Case Western University.

Bruce M. McWilliams, Ph.D. has served as Chief Executive Officer, President and a member of our Board of Directors since June 1999. He became Chairman of the Board in February 2002. From November 1997 to January 1999, he was President and Chief Executive Officer of S-Vision Inc., a silicon chip-based display company which he co-founded. From January 1995 to November 1996, Dr. McWilliams served as Senior Vice President at Flextronics International Ltd., an electronic manufacturing services company. From February 1989 to January 1995, he served as President of nCHIP Inc., a multi-chip module packaging company which he co-founded and which was acquired by Flextronics in 1995. He also serves as a director for Isothermal Systems Research, Inc. a thermal management systems company. Dr. McWilliams received a B.S., a M.S. and a Ph.D. in physics from Carnegie Mellon University.

Henry R. Nothhaft has served as CEO and Chairman of the Board of Danger Inc., a software company for wireless service providers since October 2002. From May 2001 to October 2002, he served as President and CEO of Endforce, an IP software company, where he continues as non-executive Chairman since October 2002. Mr. Nothhaft joined Concentric Network Corporation, a recognized market leader in Enterprise Virtual Private Networks, high-speed access and electronic commerce enabled web hosting, as President and Chief Executive Officer in 1995, and became Chairman of the Board in 1998. In June 2000, Concentric merged with Nextlink and became XO Communications, Inc., with Mr. Nothhaft serving as Vice Chairman until April 2001. From 1989 to 1994, Mr. Nothhaft was President and Chief Executive Officer of David Systems, a data networking equipment firm. From 1983 to 1989, he held various executive positions and served on the Board of Directors of DSC Communications Corporation, a telecommunications company that designs, develops, manufactures and markets digital switching, access, transport and private network system products for the worldwide telecommunications marketplace. From 1979 to 1983, Mr. Nothhaft was Vice President of Marketing and Sales for GTE Telenet Communications Corporation (now Sprint), the first public data network provider in the U.S. He received an M.B.A. in Information Systems Technology from George Washington University and a B.S. in Economics from the U.S. Naval Academy, and is a former officer in the U.S. Marine Corps.

Robert A. Young, Ph.D. has served as a member of our Board of Directors since 1991 and served as Chairman of the Board from 1996 to 2002. Since February 2001, Dr. Young has served as Chief Executive Officer for Indian Rock Technology, Inc., through which he manages personal private equity investments in technology companies. From August 1998 to February 2001, Dr. Young served as Chief Executive Officer of Curl Corporation, an Internet infrastructure software company. From 1986 to 1997, Dr. Young was a Managing Director at Dillon, Read & Co. Inc., an investment bank. Over an 18-year period prior to that, he held a number of management and executive positions in sales, marketing, development and general management at IBM Corporation. His last position at IBM Corporation was as President of IBM Instruments, Inc. Dr. Young

presently serves on the Board of Directors of ATI Technologies, Inc. He received a B.S. in chemistry from the University of Delaware and a Ph.D. in physical chemistry from the Massachusetts Institute of Technology.

Director Not Standing for Re-Election

Philip S. Dauber, Ph.D. has served as a member of our Board of Directors since August 1999. Since 1989, Dr. Dauber has been an independent consultant who has acted as an interim executive or board member for various technology companies, including Acting Chief Executive Officer for IQI from February 1997 to August 1997, Chief Operating Officer for HAL Computer Systems Ltd from February 1991 to August 1992, Chief Executive Officer for nCHIP Inc. from February 1989 to December 1990, Chief Executive Officer for Key Computer Service, Inc. from April 1988 to February 1989. Dr. Dauber was a Senior Vice President at Unisys Corporation from May 1981 to December 1987 and was Chief Executive Officer of Memorex Products, Inc., a subsidiary of Unisys Corp., from May 1984 to December 1986. He received a B.S.E. in electrical engineering and an M.A. and a Ph.D. in communications sciences from the University of Michigan.

All directors hold office until our next annual meeting of the stockholders and until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

Board of Directors and Committees of the Board

During 2003, the Board of Directors held a total of 12 meetings. All directors attended at least 75% of the total number of board meetings and meetings of board committees on which the director served during the time he served on the board or committees.

The Board of Directors has determined each of the following directors is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Ms. Cloherty and Messrs. Ekholm, Goodrich, Guzy, Nothhaft and Young.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. Each of our Audit Committee, Compensation Committee and Nominating Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Robert A. Young, a member of the Audit Committee of the Board of Directors, is an “Audit Committee Financial Expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, by virtue of his relevant experience listed in his biographical summary provided above in the section entitled “Proposal 1—Election of Directors.” Copies of our Audit Committee, Nominating Committee and Compensation Committee charters and our corporate governance guidelines are available, free of charge, on our website at http://www.tessera.com.

Audit Committee. The Audit Committee reviews the work of our internal accounting and audit processes and independent auditors. The Audit Committee has sole authority for the appointment, compensation and oversight of our independent auditors and to approve any significant non-audit relationship with the independent auditors. The Audit Committee is also responsible for preparing the report required by the rules of the SEC to be included in our annual proxy statement. During 2003, the Audit Committee was comprised of Dr. Young (Chair), Ms. Cloherty and Mr. Goodrich. Effective upon the adjournment of the Annual Meeting, the Audit Committee will be comprised of Dr. Young (Chair), Mr. Goodrich and Mr. Guzy. During 2003, the Audit Committee held 2 meetings.

Compensation Committee. The Compensation Committee approves our goals and objectives relevant to compensation, stays informed as to market levels of compensation and, based on evaluations submitted by management, recommends to our Board of Directors compensation levels and systems for the Board of Directors and our officers that correspond to our goals and objectives. The Compensation Committee also produces an annual report on executive compensation for inclusion in our proxy statement. During 2003, the Compensation Committee was comprised of Ms. Cloherty (Chair), Mr. Ekholm and Mr. Guzy. Effective upon the adjournment of the Annual Meeting, and assuming election by the stockholders of Mr. Nothhaft to the Board of Directors, the Compensation Committee will be comprised of Mr. Nothhaft (Chair), Mr. Ekholm and Dr. Young. During 2003, the Compensation Committee held 3 meetings.

Nominating Committee. The Nominating Committee is responsible for recommending to our Board of Directors individuals to be nominated as directors and committee members. This includes evaluation of new candidates as well as evaluation of current directors. This committee is also responsible for developing and recommending to the Board of Directors our corporate governance guidelines, as well as reviewing and recommending revisions to the guidelines on a regular basis. During 2003, the Nominating Committee was comprised of Mr. Ekholm (Chair), Dr. Young and Ms. Cloherty. Effective upon the adjournment of the Annual Meeting, and assuming election by the stockholders of Mr. Nothhaft to the Board of Directors, the Nominating Committee will be comprised of Mr. Ekholm (Chair), Dr. Young and Mr. Nothhaft. During 2003, the Nominating Committee held 2 meetings.

Lead Independent Director. The Nominating Committee has recommended to the Board of Directors a candidate to serve as Lead Independent Director. In April 2004, Borje Ekholm was appointed Lead Independent Director, and presides at meetings of Independent Directors.

Stockholder Recommendations and Communication with the Board of Directors

Stockholders may recommend any person as a nominee for director by writing to the Chairman of the Nominating Committee of the Board of Directors, c/o the Corporate Secretary at the Company’s address above. The recommendations must be received at the Company not later than the 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting and must be accompanied by the following information:

•	name and address of the nominating stockholder;

•	a representation that the nominating stockholder is a record holder;

•	a representation that the nominating stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified;

•	information regarding each nominee that would be required to be included in a proxy statement;

•	a description of any arrangements or understandings between the nominating stockholder and the nominee; and

•	the consent of each nominee to serve as a director, if elected.

Our Nominating Committee Charter provides that the committee will consider any candidates recommended by our stockholders.

The director qualifications developed to date focus on what the board believes to be essential competencies to effectively serve on the board. The Nominating Committee may consider the following criteria in recommending candidates for election to the board:

•	experience in corporate governance, such as an officer or former officer of a publicly held company;

•	experience in the Company’s industry;

•	experience as a board member of another publicly held company; and

•	academic expertise in an area of the Company’s operations.

Prior to each annual meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Nominating Committee will consider incumbent board members and other well-qualified individuals as potential director nominees. The Nominating Committee will determine whether to retain an executive search firm to identify board candidates, and if so, will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above. The Nominating Committee will review each potential candidate. Management may assist the Nominating Committee in the review process at the Nominating Committee’s direction. The Nominating Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board of Directors for selection as a director nominee. Candidates recommended by a stockholder are evaluated in the same manner as candidates identified by a Nominating Committee member.

Each of the nominees for election as director at the 2004 Annual Meeting is recommended by the Nominating Committee and, with the exception of Henry R. Nothhaft, each nominee is presently a director and stands for re-election by the stockholders. Henry R. Nothhaft was recommended to the Nominating Committee by a third party search firm. The Company paid a fee to such third party search firm to assist in identifying and evaluating potential nominees.

Stockholders may send correspondence to the Board of Directors, the Lead Independent Director, or any other member of the Board of Directors, c/o the Corporate Secretary at our principal executive offices at the address set forth above. The Corporate Secretary will review all correspondence addressed to the board, or any individual board member, for any inappropriate correspondence and correspondence more suitably directed to management. However, the Corporate Secretary will summarize all correspondence not forwarded to the board and make the correspondence available to the board for its review at the board’s request. The Corporate Secretary will forward stockholder communications to the board prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication.

Director Attendance at Annual Meetings

Directors are encouraged to attend in person the Annual Meeting of Stockholders. The Company did not hold an annual meeting in 2003.

Compensation Committee Interlocks and Insider Participation

Prior to establishing the Compensation Committee, the Board of Directors as a whole performed the functions delegated to the Compensation Committee. None of the members of our Compensation Committee has at any time been an officer or employee of the Company. Dr. McWilliams, our Chairman of the Board, Chief Executive Officer and President, serves as a director of Isothermal Systems Research, Inc., or ISR, and as a member of its Board of Directors’ Compensation Committee. Dr. Joseph, a member of our Board of Directors, serves as ISR’s Chairman of the Board and chairman of its Compensation Committee. ISR is one of our customers.

Director Compensation

Each of our non-employee directors receives a $25,000 annual cash retainer. In addition, each of our non-employee directors receives $1,000 for each board meeting attended and an additional $750 for each committee meeting attended ($250 in the case of telephonic board or committee meetings). The chairman of our Audit Committee receives an additional $5,000 annual cash retainer while the chairmen of our other committees will receive an additional $3,000 annual cash retainer. We also reimburse outside directors for their travel expenses. Members of the board who are also our employees do not receive any compensation as directors.

Each of our non-employee directors is automatically granted options to purchase shares of our common stock on the terms and conditions set forth in our Amended and Restated 2003 Equity Incentive Plan, which became effective upon the completion of our initial public offering. Pursuant to the plan, Ms. Cloherty and Messrs. Ekholm, Goodrich, Guzy, Joseph and Young each will be automatically granted options to purchase 10,000 shares of our common stock on the date of each annual meeting of our stockholders. Any non-employee director who is elected to the Board of Directors following the effective date of the Amended and Restated 2003 Equity Incentive Plan will be automatically granted options to purchase 40,000 shares of our common stock on the date of his or her initial election to the Board of Directors and will be automatically granted options to purchase 10,000 shares of common stock on the date of each annual meeting of our stockholders following such initial election. The terms of these options are described in more detail under “Proposal 3—Approval of the Second Amended and Restated 2003 Equity Incentive Plan” below.

Required Vote

The eight nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and entitled to vote, shall be elected as directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed above.

EXECUTIVE OFFICERS

The names of the executive officers of the Company, their age as of April 15, 2004 and certain other information about them are set forth below (unless set forth elsewhere in this proxy statement).

Name	Age	Position
Bruce M. McWilliams, Ph.D.	47	Chairman of the Board, Chief Executive Officer and President
R. Douglas Norby	68	Chief Financial Officer and Senior Vice President
Michael A. Forman	47	Vice President, Finance and Administration and Corporate Secretary
Nicolas J. Colella, Ph.D.	48	Senior Vice President, Operations
Kirk E. Flatow	45	Senior Vice President, Marketing and Sales
Christopher M. Pickett	37	Senior Vice President, Licensing and General Counsel
David B. Tuckerman, Ph.D.	46	Chief Technical Officer and Senior Vice President

R. Douglas Norby became our Chief Financial Officer and Senior Vice President in July 2003 after acting as a management consultant to Tessera beginning in May 2003. Prior to that, Mr. Norby served as Senior Vice President and Chief Financial Officer of Zambeel, Inc. a data storage systems company, from March 2002 to February 2003, as Senior Vice President and Chief Financial Officer of Novalux, Inc. an optical device company, from December 2000 to March 2002 and Executive Vice President and Chief Financial Officer of LSI Logic Corporation, a public semiconductor company, from November 1996 to December 2000. Novalux, Inc. filed a petition for relief under the federal Bankruptcy Code in March 2003. Mr. Norby has also held other executive management positions with Mentor Graphics Corporation, from 1993 to 1996, and Syntex Corporation, from 1978 to 1985. Mr. Norby also served on the boards of Lucasfilm Ltd., an entertainment company where he was the Chief Operating Officer, and Recordati, S.p.a., an Italian pharmaceutical company. He currently serves on the boards of LSI Logic Corporation, Alexion Pharmaceuticals, Inc., a public biotechnology company, and ChipPAC, Inc., a public semiconductor assembly and test company. Mr. Norby received a B.A. in economics from Harvard University and an M.B.A. from Harvard Business School.

Michael A. Forman has served as Vice President of Finance and Administration since February 2001 and was our Chief Financial Officer from February 2001 until July 2003. He became Corporate Secretary in June

2003. From June 2000 to February 2001, he was our Director of Financial Analysis and Planning. From October 1999 to June 2000, Mr. Forman served as Director of Financial Planning and Analysis at iLogistix Corporation, an integrated supply chain management company. From January 1996 to October 1999, he was Vice President of Finance at Invest Learning, an educational software company and subsidiary of Simon & Schuster. Mr. Forman received a B.S. degree in economics from the Wharton School at the University of Pennsylvania and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.

Nicholas J. Colella, Ph.D. has served as our Senior Vice President of Operations since August 2001. From March 2000 to July 2001, Dr. Colella worked as Chief Technical Officer and Vice President of PolyStor Corporation, a lithium-ion battery company. In 1995, Dr. Colella co-founded Angel Technologies Corporation, a broadband, wireless communications company and, until March 2000, he worked as its Chief Technical Officer and Executive Vice President. From May 1986 to October 1996, Dr. Colella held senior positions at the Lawrence Livermore National Laboratory where he led strategic and theater missile defense programs. Dr. Colella co-founded nCHIP Inc. Dr. Colella was also a co-founder of the National Robotics Engineering Consortium at Carnegie Mellon University and serves on its board. He is also on the Science Advisory Board of Zyvex Corporation, a nanotechnologies company. Dr. Colella received a B.A. in honors physics from Temple University and an M.S. and a Ph.D. in physics from Carnegie Mellon University.

Kirk E. Flatow has served as our Senior Vice President of Marketing and Sales since February 2002. From January 2001 to December 2001, Mr. Flatow served as President and Chief Executive Officer of Novera Optics, Inc., a dynamic optical component company. From April 1997 to January 2001, Mr. Flatow held several executive positions at Harmonic, Inc., an optical networking company, including President of Broadband Access Network Division, Vice President of Worldwide Sales and Vice President of International Operations. From October 1994 to April 1997, Mr. Flatow served as Vice President of Business Development-North America for Flextronics International Ltd. Mr. Flatow was co-founder of nCHIP Inc. where, from February 1989 to October 1994, he held senior level positions including Vice President of Worldwide Sales, Vice President of Japan, Vice President of Finance and Chief Financial Officer. Mr. Flatow received a B.S. from the University of Santa Clara and an M.B.A. from the University of Chicago.

Christopher M. Pickett has served as our Senior Vice President, Licensing and General Counsel since May 2001. From February 1999 to May 2001, he was our Vice President and General Counsel. From December 1995 to February 1999, he was our Director of Intellectual Property, and from August 1994 to December 1995, he served as our In-house Patent Counsel. Prior to working at Tessera, he worked at several San Jose-based patent law firms. Mr. Pickett is a member of the California Bar and the U.S. Patent Bar. He received a B.S. in electrical engineering from California Polytechnic State University, San Luis Obispo, and a J.D. from the University of San Francisco.

David B. Tuckerman, Ph.D. has served as our Chief Technical Officer and Senior Vice President since February 2003. From 1998 to 2003 he was a consultant and partner in several venture capital funds for CMEA Ventures. Dr. Tuckerman co-founded nCHIP Inc. and, from 1989 to 1995, served as Chief Technology Officer. From 1996 to 1997, Dr. Tuckerman worked at Flextronics International Ltd. Prior to that, Dr. Tuckerman, managed advanced research and development projects at Lawrence Livermore National Laboratory and, before that, worked for International Business Machines at its T.J. Watson Research Center and Cambridge Scientific Center. Dr. Tuckerman received a B.S. in physics and electrical engineering and an M.S. in electrical engineering from the Massachusetts Institute of Technology. He also received a Ph.D. in electrical engineering from Stanford University and an M.B.A. from Stanford University’s Graduate School of Business. Dr. Tuckerman holds 15 United States patents, has authored more than 50 technical publications and is a Fellow of the Institute of Electrical and Electronics Engineers (IEEE).

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth all compensation received during each of the three years ended December 31, 2003 by our chief executive officer and our six other most highly compensated executives whose total compensation exceeded $100,000 in each such fiscal year. These seven officers are referred to as the named executive officers in this proxy statement.

	Fiscal Year ended Dec. 31,	Annual Compensation		Long-Term Compensation Shares Underlying Stock Options
Name and Principal Position(s)		Salary	Bonus
Bruce M. McWilliams, Ph.D. Chairman of the Board, Chief Executive Officer and President	2003 2002 2001	$282,423 255,180 255,187	$113,437 121,900 127,500	— — 400,000

R. Douglas Norby (1) Chief Financial Officer and Senior Vice President	2003 2002 2001	90,539 — —	31,762 — —	440,000 — —

Michael A. Forman (2) Vice President, Finance and Administration and Corporate Secretary	2003 2002 2001	181,731 172,591 154,742	37,514 34,125 40,000	— — 267,000

Nicholas J. Colella, Ph.D. (3) Senior Vice President, Operations	2003 2002 2001	211,346 195,111 71,250	38,180 39,488 23,156	100,000 — 300,000

Kirk E. Flatow (4) Senior Vice President, Marketing and Sales	2003 2002 2001	233,654 180,097 —	100,000 62,606 —	— 600,000 —

Christopher M. Pickett Senior Vice President, Licensing and General Counsel	2003 2002 2001	234,769 215,108 208,001	80,000 43,538 100,000	— — 200,000

David B. Tuckerman, Ph.D. (5) Chief Technical Officer and Senior Vice President	2003 2002 2001	198,846 — —	38,064 — —	500,000 — —

(1)	Mr. Norby became our Chief Financial Officer and Senior Vice President in July 2003. All information in this section relates to compensation paid to Mr. Norby for services rendered during July 2003 through December 2003.
(2)	Mr. Forman has served as Vice President, Finance and Administration since February 2001. Mr. Forman also served as our Chief Financial Officer from February 2001 to July 2003 and became our Corporate Secretary in June 2003.
(3)	Dr. Colella became our Senior Vice President, Operations in August 2001. All information in this section relates to compensation paid to Dr. Colella for services rendered during August 2001 through December 2003.
(4)	Mr. Flatow became our Senior Vice President, Marketing and Sales in February 2002. All information in this section relates to compensation paid to Mr. Flatow for services rendered during the period from February 2002 through December 2003.
(5)	Dr. Tuckerman has served as our Chief Technical Officer and Senior Vice President since February 2003. All information in this section relates to compensation paid to Dr. Tuckerman for services rendered during February 2003 through December 2003.

Stock Option Grants in 2003

The following table sets forth information regarding grants of stock options we granted during the fiscal year ended December 31, 2003 to the named executive officers. We granted options to purchase a total of 1,436,700 shares of our common stock during 2003. Potential realizable values are net of exercise price before taxes, and are based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until expiration of the ten-year term. These numbers are calculated based on SEC requirements and do not reflect our projection or estimate of future stock price growth.

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Shares of Common Stock Underlying Option Granted	Percentage of Total Options Granted to Employees in FY 2003		Exercise or Base Price Per Share		Expiration Date
							5%		10%
Bruce M. McWilliams	—	—			—	—		—		—
R. Douglas Norby	220,000 220,000	15.31 15.31	% %	$ $	5.50 7.00	7/16/2013 9/28/2013	$ $	760,962 968,498	$ $	1,928,428 2,454,363
Michael A. Forman	—	—			—	—		—		—
Nicholas J. Colella	100,000	6.96%			$3.25	2/10/2013		$204,391		$517,966
Kirk E. Flatow	—	—			—	—		—		—
Christopher M. Pickett	—	—			—	—		—		—
David B. Tuckerman	500,000	34.80%			$3.25	2/10/2013		$1,021,954		$2,589,831

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth the number and value of securities underlying options held as of December 31, 2003.

Name	Number of Shares Acquired	Value Realized	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Bruce M. McWilliams	66,666	$499,995	1,812,501	120,833	$30,958,684	$2,003,661
R. Douglas Norby	—	—	13,750	426,250	162,388	5,364,013
Michael A. Forman	—	—	240,479	59,854	4,002,946	997,952
Nicholas J. Colella	3,600	55,620	192,233	204,167	3,188,255	3,320,589
Kirk E. Flatow	—	—	262,500	337,500	4,084,500	5,251,500
Christopher M. Pickett	—	—	541,858	53,472	8,619,152	850,518
David B. Tuckerman	—	—	—	500,000	—	7,780,000

(1)	Values for the underlying shares have been calculated based on the fair market value at the close of trading as listed on Nasdaq at December 31, 2003 of $18.81 per share, less the applicable exercise price per share, multiplied by the underlying shares.

Change of Control Arrangements

Severance Agreements

We have entered into severance agreements with Nicholas J. Colella, Kirk E. Flatow, Michael A. Forman, Bruce M. McWilliams, R. Douglas Norby and Christopher M. Pickett. The severance agreements provide that, in the event an executive’s employment is terminated without cause or the executive resigns for good reason within 12 months following a change of control, the executive will receive six months’ base salary and 12 months’ accelerated vesting of any unvested options or shares of common stock (Mr. Norby’s agreement provides for 18 months’ accelerated vesting). This accelerated vesting is in addition to any accelerated vesting provided under our stock option plans. For purposes of the severance agreements, a “change of control” includes our merger or combination with or into a third party or the sale of all or substantially all of our assets. For purposes of the severance agreements, “good reason” means the executive’s relocation to more than 30 miles from the Company’s current facility or a reduction in the executive’s base salary or in job-related duties.

For purposes of the employment agreements, termination for “cause” generally means the executive’s termination by us as a result of the executive’s conviction of or plea of no contest to any crime involving moral turpitude or punishable by imprisonment, the executive’s commission of an act of fraud upon the Company, the executive’s repeated failure or refusal to satisfactorily perform his or her duties, the executive’s gross negligence, insubordination or material violation of any duty of loyalty to us, the executive’s commission of any act which is detrimental to our business or goodwill, or a material breach by the executive of his or her employment agreement.

Stock Options

We routinely grant our executive officers stock options pursuant to our stock option plans. Change of control provisions applicable to such stock option plans generally provide for accelerated vesting of unvested awards in connection with a change of control if such awards are not assumed or replaced with comparable awards by our successor company or its parent.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2003, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than agreements and transactions described below.

Employment Agreements

We have entered into severance agreements with our named executive officers. See “Compensation of Executive Officers—Change of Control Agreements.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. As permitted by the Delaware General Corporation Law, we have adopted provisions in our restated certificate of incorporation that limit or eliminate the personal liability of our directors to us for monetary damages for a breach of their fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

•	any transaction from which the director derived an improper personal benefit.

Pursuant to our restated certificate of incorporation and bylaws, we are obligated, to the maximum extent permitted by Delaware law, to indemnify each of our directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. A “director” or “officer” includes any person who is or was a director or officer of us, is or was serving at our request as a director or officer of another enterprise or was a director or officer of a corporation which was a predecessor corporation of us or of another enterprise at the request of the predecessor corporation. Pursuant to our restated certificate of incorporation and bylaws, we also have the power to indemnify our employees to the extent permitted under Delaware law. Our restated certificate of incorporation and bylaws provide that our Board of Directors may authorize the advancement of expenses for the defense of any action for which indemnification is required or permitted. Our restated certificate of incorporation and bylaws permit us to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of us or, at our request, served in such a capacity for another enterprise.

We have entered into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. The indemnification agreements require us, among other things, to:

•	indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors; and

•	advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation or proceeding that may result in claims for indemnification.

Stock Option Grants

We have granted stock options to purchase shares of our common stock to our executive officers and directors. See “Compensation of Executive Officers” and “Security Ownership by Certain Beneficial Owners and Management.”

Consulting Arrangements

Philip S. Dauber, Ph.D., a member of our Board of Directors, was engaged from 1999 to 2003 by Tessera, Inc. as a consultant, advising the Chief Executive Officer and other company executives on business matters. In 2003, Dr. Dauber received $68,791 from Tessera. As part of a former agreement with Tessera, he was granted options to purchase an aggregate of 308,666 shares of our common stock with exercise prices of $1.50 to $2.10 per share. The options became fully vested in November 2002 and have been exercised.

Al S. Joseph, Ph.D., a member of our Board of Directors, was engaged in 2001 by Tessera, Inc. as a consultant to provide business development and strategic planning advice and assistance relating to government research and development contracts and semiconductor and wireless opportunities. In lieu of receiving any cash compensation for his consulting services, Dr. Joseph was granted an option to purchase 324,000 shares of our common stock at an exercise price of $2.10 per share. The option vests monthly over three years beginning June 1, 2001, subject to Dr. Joseph’s continued relationship with us. In the event Dr. Joseph is terminated by us for reasons other than cause, an additional one-third of this option will immediately vest.

R. Douglas Norby, before being appointed our Chief Financial Officer, was engaged in May 2003 by the Company as a consultant, advising the Chief Executive Officer and other company executives on business matters. Pursuant to the terms of his consulting agreement, Mr. Norby received $69,000 for his services between May and July 2003.

On August 28, 2002, we entered into an agreement with ISR to develop high density chip packages and modules for integration with ISR’s spray cooling technology. The agreement is a subcontracting arrangement which relates to work that ISR has contracted to perform for the Department of Defense under the Advanced Controlled Environmental Systems program. The subcontract provides for total revenues to us of $3.8 million. Our revenues under this agreement for fiscal 2002 and 2003 totaled $1.5 million and $2.3 million, respectively. We may enter into other agreements with ISR in the future relating to this or other projects.

Dr. McWilliams, our President, Chief Executive Officer and Chairman of our Board of Directors is a director of ISR and Dr. Joseph, a member of our Board of Directors, serves as ISR’s Chairman of the Board.

Reorganization

On January 31, 2003, we completed a reorganization in which our predecessor entity, Tessera, Inc. became our wholly-owned subsidiary. In the reorganization, each outstanding share of all classes and series of Tessera, Inc.’s capital stock was converted into a share of our capital stock of like class and series. Tessera Technologies, Inc. executed a new Investor Rights Agreement for the benefit of its stockholders as of the effective date of the reorganization. The primary purpose of the reorganization was to terminate certain rights of first refusal previously held by some of Tessera, Inc.’s stockholders with respect to their sales of Tessera, Inc. stock. These rights of first refusal, if they had continued in effect, could have adversely affected the ability of Tessera, Inc.’s stockholders to sell their shares in the future. In lieu of these rights of first refusal, the Investor Rights Agreement granted us a right of first refusal with respect to any sales of our securities held by these stockholders, which right terminated in connection with our initial public offering.

When the reorganization closed, we also entered into a new Registration Rights Agreement for the benefit of our stockholders. The Registration Rights Agreement terminated prior agreements among Tessera, Inc. and some of its stockholders which granted similar registration rights. The Registration Rights Agreement corrected various inconsistent terms amongst the prior registration rights agreements and created uniform registration rights among our stockholders who are parties to it.

Amendment of Restated Certificate of Incorporation

On August 27, 2003, we amended and restated our restated certificate of incorporation. The amendment made the following changes to our restated certificate of incorporation:

•	Under our restated certificate of incorporation prior to the amendment, cumulative dividends of 10% per year, compounded annually, had been accruing on our outstanding preferred stock. These accrued dividends totaled approximately $41.2 million as of June 30, 2003. The amendment eliminated these accrued dividends as of July 1, 2003 in consideration of a one-time dividend in the form of a new Series F preferred stock. The number of shares of Series F preferred stock issued in payment of this stock dividend was equal to (1) 0.02 share of Series F preferred stock per outstanding share of Series A preferred stock; (2) 0.03 share of Series F preferred stock per outstanding share of Series B preferred stock; (3) 0.10 share of Series F preferred stock per outstanding share of Series C preferred stock; (4) 0.199 share of Series F preferred stock per outstanding share of Series D preferred stock; (5) 0.197 share of Series F preferred stock per outstanding share of Series E preferred stock; and (6) 0.194 share of Series F preferred stock per outstanding share of Series E-1 preferred stock. The Series F preferred stock had a liquidation preference equal to $10.00 per share. The Series F preferred stock, like all other series of our preferred stock, converted into common stock upon completion of our initial public offering, on a share-for-share basis.

•

The amendment reclassified the outstanding shares of our Series E-1 preferred stock as Series E preferred stock. Specifically, the amendment reclassified the 575,434 outstanding shares of Series E-1 preferred stock into a number of shares of Series E preferred stock having a total liquidation preference equal to the total liquidation preference of the Series E-1 preferred stock. Because the Series E preferred stock carried a liquidation preference of $7.50 per share (excluding accrued dividends), while the Series E-1 preferred stock carried a liquidation preference of $9.00 per share (excluding accrued dividends), this resulted in each share of Series E-1 preferred stock being reclassified into 1.2 shares of Series E preferred stock (or a total of 690,527 new shares of Series E preferred stock). While the total liquidation preference of the former shares of Series E-1 preferred stock remained the same, the total number of common shares issuable upon conversion of such shares increased by 115,093 due to the reclassification. Of the 575,434 shares of Series E-1 preferred stock outstanding prior to the reclassification, 277,778 shares were held by Arbor Company. Our director Mr. Guzy is President of Arbor Company.

Certain of our directors and 5% stockholders and their affiliates owned preferred stock, and received dividends as follows:

Name of Purchaser	Number of Shares of Series F
5% Stockholders:
Funds managed by Apax Partners, Inc. (1)	428,924
Investor AB (2)	932,677
Concord Partners II, L.P.	155,289
Landmark Co-Investment Partners, L.P. (3)	180,911
Directors:
Patricia M. Cloherty (4)	13,134
John B. Goodrich (5)	963
D. James Guzy (6)	53,889
Robert A. Young, Ph.D. (7)	160,971

(1)	Consisted of (a) 167,800 shares held of record by APA Excelsior III, L.P., (b) 64,676 shares held of record by Royal Bank of Canada Trust Company (Jersey) Limited, Custodian to APA Excelsior III/Offshore Limited Partnership, (c) 74,526 shares held of record by The P/A Fund, L.P., (d) 1,812 shares held of record by Patricof Private Investment Club, L.P., (e) 94,716 shares held of record by APA Excelsior IV, L.P., (f) 8,194 shares held of record by CIN Venture Nominees Ltd., (g) 16,714 shares held of record by Coutts & Co. (Cayman) Ltd., Custodian for APA Excelsior IV/Offshore L.P. and (h) 486 shares held of record by Landmark Equity Partners V, L.P.
(2)	Consisted of 652,874 shares held of record by Investor AB and 279,803 shares held of record by Investor Group L.P., a limited partnership of which Investor AB is the ultimate general partner.
(3)	Consisted of 131,334 shares held of record by Landmark Co-Investment Partners, L.P. and 49,577 shares held of record by Landmark Equity Partners V, L.P.
(4)	Excluded shares held of record by funds managed by Apax Partners, Inc. Ms. Cloherty is a limited partner of certain of these funds and disclaims beneficial ownership of the shares held by these funds.
(5)	Consisted of 531 shares held of record by Morgan Stanley DW, Inc., as custodian for the benefit of Mr. Goodrich, and 432 shares held of record by Mr. Goodrich.
(6)	Consisted of 53,889 shares that are held of record by Arbor Company. Mr. Guzy is President of Arbor Company and disclaims beneficial ownership of the shares held by or controlled by Arbor Company except to the extent of his pecuniary interest therein.
(7)	Consisted of (a) 3,598 shares held of record by Dr. Young, (b) 2,084 shares held of record by Dillon, Read & Co. as agent for the benefit of Dr. Young and (c) 155,289 shares held of record by Concord Partners II, L.P. Dr. Young was a general partner of Venture Associates II, L.P., the general partner of Concord Partners II, L.P., and disclaims beneficial ownership of the shares held by or controlled by Concord Partners II, L.P. except to the extent of his pecuniary interest therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director and each nominee to become a director, (ii) each executive officer, (iii) all directors, nominees and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock as of March 31, 2004.

The number of shares of common stock outstanding used in calculating the percentage for each listed person or entity includes common stock underlying options or a warrant held by the person or entity that are exercisable within 60 days of March 31, 2004, but excludes common stock underlying options or warrants held by any other person or entity. Percentage of beneficial ownership is based on 39,214,929 shares of common stock outstanding as of March 31, 2004.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total Class
Executive Officers, Directors and Nominees
Bruce M. McWilliams, Ph.D. (1)	1,794,968	4.38%
R. Douglas Norby (2)	36,666	*
Michael A. Forman (3)	223,302	*
Nicholas J. Colella, Ph.D. (4)	220,000	*
Kirk E. Flatow (5)	220,651	*
Christopher M. Pickett (6)	478,979	1.21%
David B. Tuckerman, Ph.D. (7)	129,131	*
Patricia M. Cloherty (8)	179,800	*
Philip S. Dauber, Ph.D. (9)	388,249	*
Borje Ekholm (10)	80,000	*
John B. Goodrich (11)	66,296	*
D. James Guzy (12)	457,223	1.16%
Al S. Joseph, Ph.D. (13)	374,999	*
Henry R. Nothhaft	0	0
Robert A. Young Ph.D.	470,056	1.20%
All current executive officers, directors and nominees to become a director as a group (fifteen persons)	5,120,320	11.95%

5% Stockholders
Entities Affiliated with Apax Partners, Inc. (14)	5,665,568	14.45%
Investor AB (15)	4,770,160	12.16%
Concord Partners II, L.P. (16)	3,552,843	9.06%

*	Represents beneficial ownership of less than 1%.
(1)	Includes 1,728,302 shares issuable upon exercise of outstanding options held by Dr. McWilliams, exercisable within 60 days of March 31, 2004.
(2)	Includes 36,666 shares issuable upon exercise of outstanding options held by Mr. Norby, exercisable within 60 days of March 31, 2004.
(3)	Includes 223,302 shares issuable upon exercise of outstanding options held by Mr. Forman, exercisable within 60 days of March 31, 2004.
(4)	Includes 216,400 shares issuable upon exercise of outstanding options held by Dr. Colella, exercisable within 60 days of March 31, 2004.
(5)	Includes 220,651 shares issuable upon exercise of outstanding options held by Mr. Flatow, exercisable within 60 days of March 31, 2004.
(6)	Includes 478,979 shares issuable upon exercise of outstanding options held by Mr. Pickett, exercisable within 60 days of March 31, 2004.
(7)	Includes 129,131 shares issuable upon exercise of outstanding options held by Mr. Tuckerman, exercisable within 60 days of March 31, 2004.

(8)	Includes 100,000 shares issuable upon exercise of outstanding options held by Ms. Cloherty, exercisable within 60 days of March 31, 2004. Excludes shares held of record by funds managed by Apax Partners, Inc. Ms. Cloherty is a limited partner of certain of these funds and disclaims beneficial ownership of the shares held by these funds.
(9)	Includes 348,249 shares held by Dr. and Mrs. Dauber, trustees of PSERD Trust dated 3/11/86, and 40,000 shares issuable upon exercise of outstanding options held by Dr. Dauber, exercisable within 60 days of March 31, 2004.
(10)	Includes 70,000 shares issuable upon exercise of outstanding options held by Mr. Ekholm, exercisable within 60 days of March 31, 2004. Mr. Ekholm is an employee of an affiliate of Investor AB.
(11)	Includes 3,197 shares held by Morgan Stanley DW, Inc. as custodian for the benefit of Mr. Goodrich and 60,000 shares issuable upon exercise of outstanding options held by Mr. Goodrich, exercisable within 60 days of March 31, 2004.
(12)	Includes 70,000 shares issuable upon exercise of outstanding options held by Mr. Guzy, exercisable within 60 days of March 31, 2004, and 387,223 shares held by Arbor Company. Mr. Guzy is President of Arbor Company and disclaims beneficial ownership of the shares held by or controlled by Arbor Company except to the extent of his pecuniary interest therein.
(13)	Includes 274,999 shares issuable upon exercise of outstanding options held by Dr. Joseph, exercisable within 60 days of March 31, 2004.
(14)	Includes (a) 3,140,735 shares held by APA Excelsior III, L.P., (b) 1,213,058 shares held by Royal Bank of Canada Trust Company (Jersey) Limited, Custodian to APA Excelsior III/Offshore, L.P. (c) 591,657 shares held by The P/A Fund, L.P., (d) 9,045 shares held by Patricof Private Investment Club, L.P., (e) 472,762 shares held by APA Excelsior IV, L.P., (f) 83,426 shares held by Coutts & Co. (Cayman) Ltd., Custodian for APA Excelsior IV/Offshore, L.P. and (g) 154,885 shares held by Landmark Equity Partners V, L.P. The address for Apax Partners, Inc. is 445 Park Avenue, New York, New York 10022. APA Excelsior III Partners, L.P. is the general partner of APA Excelsior III, L.P., and Alan Patricof and George Jenkins are the general partners of APA Excelsior III Partners, L.P. APA Excelsior III Partners, L.P. is also the general partner of APA Excelsior III/Offshore, L.P. APA Pennsylvania Partners II, L.P. is the general partner of The P/A Fund, L.P., and Alan Patricof and George Jenkins are the general partners of APA Pennsylvania Partners II, L.P., which has sole voting and investment control over the shares held by The P/A Fund, L.P. APA Excelsior IV Partners, L.P. is the general partner of Patricof Private Investment Club, L.P., and Apax Managers, Inc. is the general partner of APA Excelsior IV Partners, L.P. Alan Patricof is the Chairman, President and Treasurer of Apax Managers, Inc., which has sole voting and investment control over the shares held by Patricof Private Investment Club, L.P. APA Excelsior IV Partners, L.P. is the general partner of APA Excelsior IV, L.P., and Apax Managers, Inc. is the general partner of APA Excelsior IV Partners, L.P., which has sole voting and investment control over the shares held by APA Excelsior IV, L.P. APA Excelsior IV Partners, L.P. is also the general partner of APA Excelsior IV/Offshore, L.P. Apax Partners, Inc. is the investment manager of Landmark Equity Partners V, L.P., and Alan Patricof and George Jenkins are managing directors of Apax Partners, Inc., which has sole voting and investment control over the shares held by Landmark Equity Partners V, L.P.
(15)	Includes 1,431,048 shares held by Investor Group L.P. The address for Investor AB is Arsenalsgaten 8c, SE-103 32 Stockholm, Sweden. Investor AB has sole voting and investment control over the shares. Claes Dahlback, Jacob Wallenberg, Marcus Wallenberg, Hakan Mogren, Ulla Litzen, Griffith O. Sexton, Anders Scharp, Peter D. Sutherland, Bjorn Svedberg, Sune Carlsson and Peter Wallenberg are members of the Board of Directors of Investor AB. Investor Group L.P. is a Guernsey limited partnership whose general partner, Investor Group G.P. Ltd., has investment control of the shares held by Investor Group L.P. David Jeffeys, Wayne Tallowin, David Knight, Jeff Wilkis Green, Anders Berg, Robert De Heus and Marc Hollander are members of the Board of Directors of Investor Group G.P., Ltd.
(16)	Venture Associates II, L.P. is the general partner of Concord Partners II, L.P. CPML Inc. is the managing general partner of Venture Associates II, L.P., which has sole voting and investment control over the shares held by Concord Partners II, L.P. Mr. Craig A. T. Jones is the President and controlling stockholder of CPML Inc. The address for Concord Partners II, L.P. is 20 William Street, Suite G20, Wellesley, Massachusetts 02481.

PROPOSAL 2

RATIFICATION OF AUDITORS

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent auditors for its fiscal year ending December 31, 2004. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

	2003	2002
Audit fees (1)	$614,000	$142,200
Audit-related fees (2)	—	—
Tax fees (3)	55,500	38,236
All other fees (4)	4,988	354

Total	$674,488	$180,790

(1)	Represents the aggregate fees billed for the audit of the Company’s financial statements, review of the financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those fiscal years.
(2)	Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees.”
(3)	Represents the aggregate fees billed for tax compliance, advice and planning. These services include preparation of the Company’s tax return, tax consultation and preparation of the 382 study (for valuation in ownership changes) and R&D (research and development) study in 2003, and preparation of the Company’s tax return and tax consultation in 2002.
(4)	Represents the aggregate fees billed for all products and services provided that are not included under “audit fees,” “audit-related fees” or “tax fees.” These services include consultation for government contract review in 2003 and in 2002.

Audit Committee Pre-Approval Policies

Before an independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. For the year ended December 31, 2003, 29% of non-audit services were pre-approved by the Audit Committee (31.53% of tax fees and 0% of all other fees were pre-approved).

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be required to ratify the selection of PricewaterhouseCoopers LLP.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

PROPOSAL 3

APPROVAL OF THE SECOND AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve our Second Amended and Restated 2003 Equity Incentive Plan (the “2003 Plan”). Our Board of Directors approved the amended and restated 2003 Plan on April 6, 2004, subject to stockholder approval. The amended and restated 2003 Plan will become effective immediately upon stockholder approval at the annual meeting.

The principal features of the 2003 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2003 Plan itself which is attached to this proxy statement as Appendix B.

Proposed Amendments

Under the current terms of the 2003 Plan, a total of 3,288,930 shares of our common stock are reserved for issuance pursuant to awards granted under the 2003 Plan, plus those shares represented by awards under the Tessera, Inc. 1999 Stock Plan that expire or are cancelled without having been exercised in full.

Our stockholders are now being asked to approve an amendment to the 2003 Plan which will provide that the number of shares of our common stock reserved for issuance under the 2003 Plan will be increased by 1,000,000 shares. The increase in shares has been necessitated by the hiring of new employees and by the grant of additional stock options to current employees as incentive and performance awards. The increase will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.

The 2003 Plan is not being amended in any respect other than to reflect the changes described above.

The existing 2003 Plan was first adopted by our Board of Directors and approved by our stockholders in February 2003. As of March 31, 2004, awards covering an aggregate of 1,421,200 shares were outstanding under the 2003 Plan, and 2,460,486 shares (plus any shares that might in the future be returned to the 2003 Plan as a result of cancellations, repurchases or expiration of awards) remained available for future grants. The closing share price for our common stock on Nasdaq on March 31, 2004 was $18.26.

Purposes

The purposes of the 2003 Plan are to attract and retain the best available personnel for positions of responsibility and to provide additional incentive to our employees, directors and consultants and to promote the success of our business.

Securities Subject to the 2003 Plan

Assuming approval of this Proposal 3, the number of shares of our common stock that may be issued pursuant to awards granted under the 2003 Plan shall not exceed, in the aggregate, 4,288,930 shares, plus those shares represented by awards under the Tessera, Inc. 1999 Stock Plan that expire or are cancelled without having been exercised in full.

To the extent that an award expires or becomes unexercisable without having been exercised in full, any shares subject to the award will be available for future grant or sale under the 2003 Plan. In addition, shares which are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations or shares of restricted stock which are repurchased by us at a price not greater than their original exercise price pursuant to the 2003 Plan may again be optioned, granted or awarded under the 2003 Plan.

Administration

The 2003 Plan may generally be administered by our Board of Directors or a committee appointed by the Board (the Board or any such committee, the “Committee”). The 2003 Plan is currently being administered by the Compensation Committee of our Board of Directors. The Compensation Committee, comprised of Ms. Cloherty and Messrs. Ekholm and Guzy, has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code, or Code. Subject to any retention of authority by our Board of Directors, the Committee may make any determinations deemed necessary or advisable for the 2003 Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders.

Eligibility

Our employees, consultants and directors are eligible to receive awards under the 2003 Plan. As of March 31, 2004, we had approximately 103 employees and consultants, and we currently have eight directors, seven of whom are non-employee directors. The Committee determines which of our employees, consultants and directors will be granted awards. No employee or consultant is entitled to participate in the 2003 Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the Committee may participate in the 2003 Plan. The 2003 Plan also provides that certain stock options will be automatically granted to our non-employee directors, as described below under “Director Options.”

Awards Under the 2003 Plan

The 2003 Plan provides that the Committee may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options, or NQSOs, will provide for the right to purchase common shares at a specified price which may not be less than the par value of a share of our common stock on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

Incentive Stock Options, or ISOs, will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than 100% of the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a “10% Owner”, the 2003 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted Stock Awards may be sold to participants at various prices or granted with no purchase price and may be made subject to such conditions or restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. The Committee shall establish the purchase price, if any, and form of payment for each restricted stock award. A restricted stock award is accepted by the execution of a restricted stock purchase agreement between us and the purchaser, accompanied by the payment of the purchase price for the shares. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2003 Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our ordinary shares over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in ordinary shares or in a combination of both.

Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Performance Awards may be granted by the Committee to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based upon specific performance targets and may be paid in cash or in ordinary shares or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of our ordinary shares over a predetermined period. Performance awards may also include bonuses that may be granted by our remuneration committee on an individual or group basis and which may be payable in cash or in ordinary shares or in a combination of both.

Stock Payments may be authorized by the Committee in the form of ordinary shares or an option or other right to purchase ordinary shares as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

The Committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to such covered employees restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our subsidiaries, divisions or operating units:

•	net income;

•	pre-tax income;

•	operating income;

•	cash flow;

•	earnings per share;

•	return on equity;

•	return on invested capital or assets;

•	cost reductions or savings;

•	funds from operations;

•	price per share of our common stock;

•	operating profit;

•	working capital; and

•	earnings before interest, taxes, depreciation and/or amortization.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2003 Plan to any individual in any calendar year may not exceed 1,500,000 shares of common stock.

Director Options

Options granted to non-employee directors are “nonstatutory stock options” to purchase shares of our common stock under the 2003 Plan. Any new non-employee director will be granted an option to purchase 40,000 shares of our common stock on the date of his or her initial election or appointment to the Board of Directors. In addition, each non-employee director will be automatically granted an annual option to purchase 10,000 shares of our common stock on the date of each annual meeting of our stockholders. Members of our Board of Directors who are our employees who subsequently retire from employment but remain on the Board of Directors will not receive an initial option grant as described above but, to the extent they are eligible, will receive subsequent option grants on the date of each annual meeting of our stockholders.

The exercise price of the options automatically granted to directors will be equal to the fair market value of a share of our common stock on the date of grant. Initial option grants will vest over a period of four years with 25% of the shares subject to the option vesting on the first anniversary of the date of grant and the remainder vesting in equal monthly installments thereafter. Subsequent option grants will vest over a period of four years in equal monthly increments. No portion of an option automatically granted to a director will be exercisable after the tenth anniversary after the date of option grant. Additionally, an option automatically granted to a director will be exercisable after the termination of the director’s services as described below.

Terms and Conditions of Options

Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

Exercise Price. The Committee determines the exercise price of options at the time the options are granted, subject to the limitations described above with respect to ISOs and NQSOs.

Exercise of Option; Form of Consideration. The Committee determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercise or any combination thereof.

Term of Option. The term of options granted under the 2003 Plan may be no more than 10 years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of all classes of our stock or any of our parent or subsidiary companies, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Employment. If the optionee’s employment or consulting relationship terminates for any reason other than disability or death, options under the 2003 Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

Disability. If an optionee is unable to continue his or her employment or consulting relationship with us as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

Death. Under the 2003 Plan, if an optionee should die while employed or retained by us, options may be exercised for the period of time specified in the option agreement, which shall generally be 12 months after the date of death to the extent the options are exercisable on the date of death, but in no event may the option be exercised after the expiration of its term

Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Committee.

Awards Not Transferable

Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. The Committee may allow awards other than ISOs to be transferable pursuant to qualified domestic relations orders. ISOs may not be transferable. If the Committee makes an award transferable, such award shall contain such additional terms and conditions as the Committee deems appropriate.

Adjustments Upon Changes in Capitalization

In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our common stock, the Committee will make appropriate adjustments in the number and type of shares of stock subject to the 2003 Plan, the terms and conditions of any award outstanding under the 2003 Plan, and the grant or exercise price of any such award.

In the event of a change of control, each outstanding award may be assumed or an equivalent option or right may be substituted by the successor corporation. The vesting of each outstanding award shall accelerate (i.e. become exercisable immediately in full) if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards. Under the 2003 Plan, a change of control is generally defined as:

•	a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; or

•	the sale of all or substantially all of our assets.

Amendment and Termination of the 2003 Plan

With the approval of our Board of Directors, the Committee may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the 2003 Plan requires stockholder approval for any amendment to the 2003 Plan to the extent necessary to comply with applicable laws, rules and regulations. No action by our Board of Directors, the Committee or our stockholders may alter or impair any award previously granted under the 2003 Plan without the consent of the holder. Unless terminated earlier, the 2003 Plan shall terminate 10 years from the date of its approval by our Board of Directors.

Federal Income Tax Consequences Associated with the 2003 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2003 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the 2003 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code.

However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

Section 162(m) of the Code. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2003 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2003 Plan in such a manner that the compensation committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

New Plan Benefits

Under the 2003 Plan, our Chief Executive Officer and our six most highly compensated executive officers other than our Chief Executive Officer have received the following option grants: Bruce M. McWilliams, Ph.D., our Chairman of the Board, Chief Executive Officer and President, has received options to purchase 200,000 shares; R. Douglas Norby, our Chief Financial Officer and Senior Vice President, has received options to purchase 440,000 shares; Michael A. Forman, our Vice President, Finance and Administration and Corporate Secretary, has received options to purchase 40,000 shares; Nicholas J. Colella, Ph.D., our Senior Vice President, Operations, has received options to purchase 145,000 shares; Kirk E. Flatow, our Senior Vice President, Marketing and Sales, has received options to purchase 80,000 shares; Christopher M. Pickett, our Senior Vice President, Licensing and General Counsel, has received options to purchase 150,000 shares; and David B. Tuckerman, Ph.D., our Chief Technical Officer and Senior Vice President, has received options to purchase 500,000 shares. All of our executive officers as a group have received options to purchase an aggregate of 1,555,000 shares under the 2003 Plan. Our non-executive officer employees as a group have received options to purchase an aggregate of 336,200 shares under the 2003 Plan.

Our non-employee directors as a group are eligible to receive automatic grants under the 2003 Plan, as described above under “Director Options.” Under the 2003 Plan, our non-employee directors as a group have received options to purchase an aggregate of 50,000 shares. Pursuant to our automatic grant policy for our non-employee directors, our non-employee directors are eligible to receive options to purchase an aggregate of 100,000 shares during 2004 (including options to purchase 40,000 shares to be issued to Henry R. Nothhaft on the date of the annual meeting following his election to the Board of Directors). The dollar value of these grants, based on the closing price of our common stock on Nasdaq on April 7, 2004, is $35,735,627.

All other future grants under the 2003 Plan are within the discretion of our Board of Directors or its committee and the benefits of such grants are, therefore, not determinable.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be required to approve the proposed amendment and restatement of the 2003 Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the Second Amended and Restated 2003 Equity Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2003 for all of our equity compensation plans, including our Amended and Restated 2003 Equity Incentive Plan, 1999 Stock Option Plan, Amended and Restated 1996 Stock Plan, 1991 Stock Option Plan, and Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,387,000	$2.83	2,660,486	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	8,387,000	$2.83	2,660,486

(1)	Includes 200,000 shares remaining available for future issuance under the Employee Stock Purchase Plan and 2,460,486 shares remaining available for future issuance under the Amended and Restated 2003 Equity Incentive Plan as of December 31, 2003 and excludes the proposed increase of 1,000,000 shares to the Second Amended and Restated Equity Incentive Plan described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2003, with the exception of four untimely reports covering a total of two transactions filed by entities affiliated with Apax Partners, Inc.

The following Compensation Committee Report, Audit Committee Report and Stock Performance Graph are not considered proxy solicitation materials and are not deemed filed with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of the Company’s filings made under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate filings made by the Company under those statutes, the Compensation Committee Report, Audit Committee Report and Stock Performance Graph shall not be incorporated by reference into any prior filings or into any future filings made by the Company under those statutes.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (the “Compensation Committee”) has furnished this report on executive compensation. None of the members of the Compensation Committee are currently officers or employees of the Company and all are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for designing, recommending to the Board of Directors for approval and evaluating the compensation plans, policies and programs of the Company and reviewing and approving the compensation of the chief executive officer and other officers and directors.

Compensation Policy and Philosophy

The Compensation Committee designs our executive compensation with the overall objectives to (i) attract, retain and motivate key executive talent; (ii) reward key executives based on business performance; (iii) align executive incentives with the interests of stockholders; and (iv) encourage the achievement of Company objectives.

Executive compensation comprises three components: (1) base salary; (2) annual incentive bonuses; and (3) long-term incentives in the form of stock options. The Company strives to provide a competitive total compensation package to senior management based on surveys of broad groups of companies of comparable size within related industries. The Compensation Committee has retained an independent compensation consultant to make periodic reviews of competitive data and to provide recommendations to the Compensation Committee regarding the Company’s compensation policies. In addition, the Company has entered into severance agreements with each of the Company’s executive officers.

Base Salary. Each year, the Company evaluates compensation trends, practices and levels of comparable companies in the Company’s industry and other industries in order to determine the competitiveness of the pay structure for its Chief Executive Officer and other executive officers. Each executive’s base salary is determined by an assessment of the executive’s job description, level of experience and performance and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive’s performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year’s budget process.

Annual Incentive Bonuses. The Chief Executive Officer and other executive officers are eligible to receive annual incentive bonuses based upon the achievement during the year of certain agreed upon objectives. All executive officers were eligible in 2003 for formula-based annual bonus awards. The maximum amounts payable under the Company’s annual incentive bonus program ranged from twenty-five percent to fifty percent of the executive’s base salary.

Bonuses under the annual incentive bonus program are based on three categories of performance objectives, each of which is composed of several individual objectives tied to the Company’s or the executive’s achievement of targeted milestones. The categories of objectives are (i) financial, (ii) strategic, and (iii) marketing. Individual objectives within the financial category include the Company’s profitability and achievement of predetermined revenue targets. Individual objectives within the strategic and marketing categories include specific strategic and marketing goals. The Compensation Committee assigns a relative weight to each objective, and performs an annual evaluation of the executive’s and the Company’s achievement of those objectives. Each executive is assigned a score based on the percentage of total objective achievement, and is entitled to that percentage of such executive’s maximum annual incentive bonus. For 2003, the Company’s Chief Executive Officer was eligible to receive a maximum annual incentive bonus of fifty percent of his base salary.

Long Term Incentives. The Company provides its Chief Executive Officer, its executive officers and other key employees with long-term incentive compensation through the granting of stock options. The Company believes that stock options provide the Company’s key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with the Company for the long term because the options typically vest over a four period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of the Company’s common stock increases over time.

The Board of Directors has the ultimate responsibility of administering the Company’s stock option plan. Option grants for the Executive Officers are approved by the Compensation Committee and the date of grant is the date of the Compensation Committee meeting.

Internal Revenue Code Section 162(m)

To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers anticipated tax consequences to the Company and to its executives of various payments and benefits. Under Section 162(m) of the Internal Revenue Code (the “Code”), the amount of compensation paid to certain executives which is deductible with respect to our corporate taxes is limited to $1,000,000 annually. Compensation exceeding $1,000,000 annually may be deducted if it is “performance-based compensation” within the meaning of the Code. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company’s ability to obtain a corporate tax deduction for compensation paid to its Named Executive Officers to the extent consistent with the best interests of the Company and its stockholders.

The Code and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is unlikely that the compensation paid to any named executive officer in a taxable year which is subject to the deduction limit will exceed $1,000,000. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to the Named Executive Officers shall be designed to qualify as “performance-based compensation.” The Compensation Committee intends to continue to evaluate the effects of the Code and any applicable Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

April 2, 2004

COMPENSATION COMMITTEE

PATRICIA M. CLOHERTY

BORJE EKHOLM

D. JAMES GUZY

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission and the National Association of Securities Dealers regulations. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditor.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s financial statements for the fiscal year ended December 31, 2003, with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent auditors. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications)). The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PricewaterhouseCoopers LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board also have recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2004.

April 6, 2004

AUDIT COMMITTEE

ROBERT A. YOUNG, PH.D.

PATRICIA M. CLOHERTY

JOHN B. GOODRICH

PERFORMANCE GRAPH

The following graphic representation shows a comparison of total stockholder return for holders of our common stock from November 13, 2003, the date of our initial public offering, through December 31, 2003, compared with The Nasdaq Stock Market (U.S.) Index and the Philadelphia Stock Exchange Semiconductor Index. This graphic comparison is presented pursuant to the rules of the Securities and Exchange Commission.

COMPARISON OF 1 MONTH CUMULATIVE TOTAL RETURN*

AMONG TESSERA TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE PHILADELPHIA SEMICONDUCTOR INDEX

	11/13/03	12/31/03
Tessera Technologies, Inc.	$100.00	$101.68
Nasdaq Stock Market (U.S.) Index	$100.00	$106.98
Philadelphia Stock Exchange Semiconductor Index	$100.00	$95.85

*	$100 invested on November 13, 2003 in our common stock, the Philadelphia Stock Exchange Semiconductor Index and the Nasdaq Stock Market, including reinvestment of dividends. Fiscal year ending December 31, 2003.

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Our Annual Report for the fiscal year ended December 31, 2003 has been mailed with this proxy statement.

By Order of the Board of Directors

TESSERA TECHNOLOGIES, INC.

Sincerely,

MICHAEL A. FORMAN

Corporate Secretary

San Jose, California

April 15, 2004

APPENDIX A

TESSERA TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (this “Charter”) was adopted by the Board of Directors (the “Board”) of Tessera Technologies, Inc., a Delaware corporation (the “Company”), on July 17, 2003 and may be amended by the Board at any time.

Certain provisions of this Charter were prepared with a view towards governance of the Company following an initial public offering of the Company’s common stock. Accordingly, not all provisions of this Charter may be appropriate during such time as the Company remains privately held. The Board reserves the right to waive or not to implement any of the provisions of this Charter which it may determine in its sole discretion to defer until such time as an initial public offering has been effected, without the need for a formal amendment of the Charter.

I.    Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement following such time as the Company becomes subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The Committee shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. The Committee’s responsibilities are those of oversight. It is not the responsibility of the Committee to plan or conduct audits. Absent actual knowledge to the contrary, each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    Membership

The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC. In addition, each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act.

The members of the Committee, including the Chairman of the Committee, shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.    Meetings and Procedures

The Chairman of the Committee (or in his or her absence, a member designated by the Chairman of the Committee) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, other than any non-management director who satisfies applicable independence criteria.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.    Powers and Responsibilities

A.    Interaction with the Independent Auditor

1.  Appointment and Oversight.    The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2.  Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3.  Independence of Independent Auditor.    The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i)  The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii)  The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv)  The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v)  The Committee shall monitor whether the auditor’s independence is maintained, including by reviewing the non-audit services provided to the Company by the auditor. Prohibited services under Section 10A(g) of the Exchange Act will include: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, proving fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; (ix) any other service that the Public Accounting Oversight Board prohibits through regulation.

B.    Meetings with Management, the Independent Auditor and the Internal Auditor regarding Annual Financial Statements and Annual Audit

1.  The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

2.  The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

3.  The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

C.    Separate Meetings with the Independent Auditor.

1.  The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that the independent auditor has provided all notices of illegal acts as required by Section 10A(b) of the Exchange Act.

2.  The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

3.  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

D.    Recommendation to Include Financial Statements in Annual Report.    The Committee shall, based on the review and discussions in paragraphs B(3) and C(3) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph A(3)(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K (if required to be filed with the SEC) for the fiscal year subject to the audit.

E.    Quarterly Financial Statements

The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” if applicable.

F.    Other Powers and Responsibilities

1.  The Committee shall discuss with management and the independent auditor the Company’s earnings press releases, if any (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance, if any, provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee should be furnished with an advance copy of each earnings release for its review prior to publication.

2.  The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

3.  The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

4.  The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements. The Committee shall discuss with management any matters of compliance with the Foreign Corrupt Practices Act as necessary.

5.  The Committee shall request assurances from management and the Company’s internal auditors that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

6.  The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

7.  The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

8.  The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

9.  The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements at such time as the Company is subject to the periodic reporting requirements of the Exchange Act.

10.  The Committee shall report regularly to, and review with, the Board (i) any material issues that arise with respect to the Committee’s performance of the foregoing responsibilities, and (ii) any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

11.  The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

12.  The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

13.  The Committee shall annually review and assess internal controls and treasury functions including cash management procedures.

APPENDIX B

TESSERA TECHNOLOGIES, INC.

SECOND AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

1.  Purposes of the Plan.    The purposes of this Plan are to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock, Performance Awards, Dividend Equivalents, Deferred Stock, Stock Payments and Stock Appreciation Rights may also be granted under the Plan.

2.  Definitions.    As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)  “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(c)  “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan.

(d)  “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(e)  “Board” means the Board of Directors of the Company.

(f)  “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(g)  “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(h)  “Common Stock” means the Common Stock of the Company.

(i)  “Company” means Tessera Technologies, Inc., a Delaware corporation.

(j)  “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

(k)  “Deferred Stock” shall mean Common Stock awarded under Section 9(e) of the Plan.

(l)  “Director” means a member of the Board of Directors of the Company.

(m)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(n)  “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 9(c) of the Plan.

(o)  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(p)  “Employee” means any person, including executive officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(r)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(s)  “Holder” means the holder of an outstanding Award granted under or issued pursuant to the Plan.

(t)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(u)  “Non-Employee Director” means a Director who is not an Employee of the Company.

(v)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w)  “Option” means a stock option granted pursuant to the Plan.

(x)  “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(y)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)  “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 9(b) of the Plan.

(aa)  “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (i) net income, (ii) pre-tax income, (iii) operating income, (iv) cash flow, (v) earnings per share, (vi) return on equity, (vii) return on invested capital or assets, (viii) cost reductions or savings, (ix) funds from operations, (x) appreciation in the Fair Market Value of a share of Common Stock, (xi) operating profit, (xii) working capital and (xiii) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; provided that each of the business criteria described in subsections (i) through (xiii) shall be determined in accordance with generally accepted accounting principles (“GAAP”). For each fiscal year of the Company, the Administrator may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the business criteria described in subsections (i) through (xiii) for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principles under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

(bb)  “Plan” means this Amended and Restated 2003 Equity Incentive Plan.

(cc)  “Public Trading Date” shall mean the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(dd)  “Restricted Stock” means shares of Common Stock awarded under Section 8 below.

(ee)  “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(ff)  “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(gg)  “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

(hh)  “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

(ii)  “Service Provider” means an Employee, Director or Consultant.

(jj)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 below.

(kk)  “Stock Appreciation Right” shall mean a stock appreciation right granted under Section 10 of the Plan.

(ll)  “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a Service Provider in cash, awarded under Section 9(d) of the Plan.

(mm)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to Awards under the Plan is the sum of: (a) 4,288,930 shares, plus (b) with respect to options granted under the Tessera, Inc. 1999 Stock Plan that are assumed by the Company and expire or are canceled without having been exercised in full, the number of shares subject to each such option as to which such option was not exercised prior to its expiration or cancellation. Shares issued upon exercise of Awards may be authorized but unissued, or reacquired Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are forfeited back to the Company or repurchased by the Company at a price not greater than their original exercise price and pursuant to the exercise of the Company’s repurchase rights or the forfeiture provisions under the Plan, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

4.  Administration of the Plan.

(a)  Administrator.    Except to the extent otherwise provided below, the Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Non-Employee Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3, and such Committee shall be otherwise comprised to comply with all Applicable Laws. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors.

(b)  Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)  to determine the number of Shares to be covered by each such Award granted hereunder;

(iv)  to approve forms of agreement for use under the Plan;

(v)  to determine the terms and conditions of any Awards granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)  to determine whether and under what circumstances an Option may be settled in cash under Section 7(f) instead of Common Stock;

(vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)  to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award has declined since the date the Option was granted;

(ix)  to initiate an Option Exchange Program;

(x)  to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c)  Effect of Administrator’s Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

(d)  Provisions Applicable to Section 162(m) Participants.

(i)  The Administrator, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(ii)  Notwithstanding anything in the Plan to the contrary, the Administrator may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Section 9 that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(iii)  To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Sections 8 and 9 which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (A) designate one or more Section 162(m) Participants, (B) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (C) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards which may be earned for such fiscal year or other designated fiscal period or period of service, and (D) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Administrator shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Administrator shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(iv)  Furthermore, notwithstanding any other provision of the Plan or any Award, the Plan and any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such requirements.

5.  Eligibility.

(a)  General Eligibility.    Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Each Non-Employee Director of the Company shall be eligible to be automatically granted Options at the times and in the manner set forth in Section 7(i).

(b)  No Right to Continuing Service.    Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuing the Holder’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

(c)  Award Limit.    No Service Provider shall be granted, in any calendar year, Awards to purchase more than 1,500,000 Shares; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 12. For purposes of this Section 5(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in this Section 5(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

6.  Term of Plan.    The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the first to occur of (a) the expiration of ten (10) years from the date the Plan is adopted by the Board or (b) the expiration of ten (10) years from the date the Plan is approved by the Company’s stockholders under Section 21.

7.  Terms of Options.

(a)  Limitations on Incentive Stock Options.    Each Option shall be designated in the applicable Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Holder during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)  Term of Option.    The term of each Option shall be stated in the applicable Award Agreement; provided, however, that, in the case of Incentive Stock Options, the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)  Option Exercise Price.    The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator (provided, however, that the per share exercise price shall be no less than the par value of a Share, unless otherwise permitted by applicable state law), and shall be subject to the following:

(i)  In the case of an Incentive Stock Option

(A)  granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)  granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

(iii)  In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(d)  Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check, (iii) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (iv) with the consent of the Administrator, from and after the Public Trading Date, other Shares which (A) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months, or the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) with the consent of the Administrator, from and after the Public Trading Date, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) with the consent of the Administrator, any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other Applicable Law.

(e)  Exercise of Option.

(i)  Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (B) such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws, (C) upon the exercise of all or a portion of an unvested Option pursuant to Section 8(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and (D) full payment for the Shares with respect to which the Option is exercised, including payment of any applicable withholding tax. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Holder, in the name of the Holder and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

(ii)  Termination of Relationship as a Service Provider.    If a Holder ceases to be a Service Provider other than by reason of the Holder’s death or Disability, such Holder may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii)  Disability of Optionee.    If a Holder ceases to be a Service Provider as a result of the Holder’s Disability, the Holder may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv)  Death of Optionee.    If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement, by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f)  Buy out Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

(g)  Regulatory Extension.    A Holder’s Award Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 7(b) or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(h)  Early Exercisability.    The Administrator may provide in the terms of a Holder’s Award Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any repurchase, forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

(i)  Granting of Options to Non-Employee Directors.

(i)  During the term of the Plan, a person who is initially elected to the Board after the Public Trading Date and who is a Non-Employee Director at the time of such initial election automatically shall be granted an Option to purchase 40,000 shares of Common Stock (subject to adjustment as provided in Section 12) on the date of such initial election (an “Initial Option”). In addition, during the term of the Plan, each Non-Employee Director automatically shall be granted an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 12) on the date of each annual meeting of stockholders following the Public Trading Date (a “Subsequent Option”); provided, however, that a person who is initially elected to the Board after the Public Trading Date at an annual meeting of stockholders and who is a Non-Employee Director at the time of such initial election shall receive only an Initial Option on the date of such election and shall not receive a Subsequent Option until the date of the next annual meeting of stockholders following such initial election. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option grant pursuant to the first sentence above, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Subsequent Options as described in the preceding sentence. All the foregoing Option grants authorized by this Section 7(i) are subject to stockholder approval of the Plan.

(ii)  The price per share of the shares subject to each Option granted to a Non-Employee Director shall equal one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Initial Options granted to Non-Employee Directors shall become exercisable over four (4) years, with twenty-five percent (25%) of the shares subject to each Option becoming exercisable on the one year anniversary of the date of grant and the remaining shares becoming exercisable in equal monthly installments on each monthly anniversary thereafter. Subsequent Options granted to Non-Employee Directors shall become exercisable over four (4) years in equal monthly installments on each monthly anniversary of the date of grant. Subject to Sections 7(e)(ii), (iii) and (iv), the term of each Option granted to a Non-Employee Director shall be ten (10) years from the date the Option is granted.

(j)  Options in Lieu of Compensation.    Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Non-Employee Directors in lieu of directors’ fees which would otherwise be payable to such Non-Employee Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

8.    Restricted Stock Awards.

(a)  Rights to Purchase.    Restricted Stock may be issued to Service Providers either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Restricted Stock under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any, and the time within which such person must accept such offer; provided, however, that the purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. Restricted Stock may also be awarded in consideration for past services actually rendered to the Company for its benefit. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

(b)  Repurchase Option; Forfeiture.    Unless the Administrator determines otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Holder’s service with the Company for any reason (including death or Disability). If no cash consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall be forfeited to the Company, without consideration, upon the voluntary or involuntary termination of the Holder’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right or forfeiture provisions shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Award Agreement; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

(c)  Other Provisions.    The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)  Rights as a Shareholder.    Once Restricted Stock is issued, the Holder shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is issued, except as provided in Section 12 of the Plan.

9.  Performance Awards, Dividend Equivalents, Deferred Stock and Stock Payments.

(a)  Eligibility.    One or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Service Provider whom the Administrator determines should receive such an Award.

(b)  Performance Awards.

(i)  Any Service Provider selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Service Provider.

(ii)  Without limiting Section 9(b)(i), the Administrator may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.

Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 4(d). Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

(c)  Dividend Equivalents.

(i)  Any Service Provider selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(ii)  Any Holder of an Option who is a Service Provider selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(iii)  Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

(d)  Stock Payments.    Any Service Provider selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

(e)  Deferred Stock.    Any Service Provider selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

(f)  Term.    The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Administrator in its discretion.

(g)  Exercise or Purchase Price.    The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

(h)  Exercise Upon Termination of Relationship as a Service Provider.    A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is a Service Provider, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a termination of the Holder’s relationship as a

Service Provider following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a termination of the Holder’s relationship as a Service Provider without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or Disability, or otherwise.

(i)  Form of Payment.    Payment of the amount determined under Section 9(b) or 9(c) above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Section 9 is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 15.

10.    Stock Appreciation Rights.

(a)  Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Service Provider selected by the Administrator. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

(b)  Coupled Stock Appreciation Rights.

(i)  A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(ii)  A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(iii)  A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

(c)  Independent Stock Appreciation Rights.

(i)  An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator. An ISAR is exercisable only while the Holder is a Service Provider; provided that the Administrator may determine that the ISAR may be exercised subsequent to termination of the Holder’s relationship as a Service Provider without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or Disability, or otherwise.

(ii)  An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

(d)  Payment and Limitations on Exercise.

(i)  Payment of the amounts determined under Section 9(b)(iii) and 9(c)(ii) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 15.

(ii)  Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

11.  Non-Transferability of Awards.

(a)  No Award under the Plan may be sold, pledged, assigned hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b)  During the lifetime of the Holder, only he or she may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution

12.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a)  Subject to Section 12(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)  the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5(c));

(ii)  the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)  the grant or exercise price with respect to any Award.

(b)  Subject to Sections 12(d) and (e), in the event of any transaction or event described in Section 12(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(i)  To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been obtained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)  To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv)  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; and

(v)  To provide that immediately upon the consummation of such event, such Award shall not be exercisable and shall terminate; provided that for a specified period of time prior to such event, such Award shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Award Agreement upon some or all Shares may be terminated.

(c)  Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d)  In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after either transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (either event, a “Change of Control”), then each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or a Parent or a Subsidiary of the successor corporation refuses to assume or substitute for each outstanding Option, the Holders shall fully vest in and have the right to exercise each outstanding Option as to all of the Shares covered thereby, including Shares as to which would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Holders that all outstanding Options shall be fully exercisable for a period of at least fifteen (15) days prior to the closing of the Change of Control, and any Options that are not exercised within such period shall terminate immediately prior to the Change of Control. For the purposes of this paragraph, all outstanding Options shall be considered assumed if, following the consummation of the Change of Control, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other securities property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

(e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 13 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

13.  Time of Granting Options and Stock Purchase Rights.    The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

14.  Amendment and Termination of the Plan.

(a)  Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)  Shareholder Approval.    The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code or Applicable Laws.

(c)  Effect of Amendment or Termination.    No amendment alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

15.  Conditions Upon Issuance of Shares.

(a)  Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations.    As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.  Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six (6) months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

17.  Loans.    The Administrator may, in its discretion, extend one or more loans to Service Providers in connection with the exercise or receipt of an Award granted or awarded under the Plan. The terms and conditions of any such loan shall be set by the Administrator. Notwithstanding the foregoing, no loan shall be made under this Section to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other Applicable Law. In the event that the Administrator determines in its discretion that any loan under this Section may be or will become prohibited by Section 13(k) of the Exchange Act or other Applicable Law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

18.  Section 16.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

19.  Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.  Reservation of Shares.    The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.  Shareholder Approval.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. In addition, if the Board determines that Awards which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

22.  Governing Law.    The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

Proxy – TESSERA TECHNOLOGIES, INC.

PROXY FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

MAY 20, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF TESSERA TECHNOLOGIES, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held May 20, 2004 and the proxy statement, and appoints Bruce M. McWilliams, R. Douglas Norby and Michael A. Forman, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Tessera Technologies, Inc. (the “Company”) held by the undersigned on April 7, 2004 that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders to be held at the Santa Clara Marriott Hotel, 2700 Mission College Boulevard, Santa Clara, CA 95054, May 20, 2004 at 2:30 p.m. Pacific Daylight Time, and at any adjournment(s) or postponement(s) thereof in the manner set forth on the reverse side.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy card will be voted FOR election of the nominees listed in item 1, FOR proposal 2 and FOR proposal 3.

(Continued and to be voted on the reverse side)

INTERNET AND TELEPHONE VOTING INSTRUCTIONS

You can vote by telephone OR Internet. Available 24 Hours a day 7 days a week.

Instead of mailing your proxy card, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada		To vote using the Internet

•	Call toll free 1-866-422-0085 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Daylight Time, on May 19, 2004.

THANK YOU FOR VOTING

ANNUAL MEETING PROXY CARD

A. Election of Directors A

1. The Board of Directors recommends a vote FOR the listed nominees.

		For	Withheld
01 –	Patricia M. Cloherty	☐	☐
02 –	Borje Ekholm	☐	☐
03 –	John B. Goodrich	☐	☐
04 –	D. James Guzy	☐	☐
05 –	Al S. Joseph, Ph.D.	☐	☐
06 –	Bruce M. McWilliams, Ph.D.	☐	☐
07 –	Henry R. Nothhaft	☐	☐
08 –	Robert A. Young, Ph.D.	☐	☐

B. Proposals

The Board of Directors recommends a vote FOR the following proposals:

		For	Against	Abstain
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2004.	☐	☐	☐

3.	Approval of the Company’s Second Amended and Restated 2003 Equity Incentive Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 1,000,000 shares.	☐	☐	☐

4.	The Board of Directors is not aware of any other business to come before the Annual Meeting. However, in their discretion, the Proxies appointed on the reverse side are authorized to vote in their discretion upon any other business that may properly come before the meeting or any postponements or adjournments thereof.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. C

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy card. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1–Please keep signature within box	Signature 2–Please keep signature within box	Date (mm/dd/yyyy)

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